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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 13, 2002



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)



        New York                       1-13515                  25-0484900
 (State or other juris-              (Commission               (IRS Employer
diction of incorporation)            file number)            Identification No.)


       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5. OTHER EVENTS.

     On February 13, 2002 the registrant announced financial results for 2001, which is attached to this Form 8-K as Exhibit 99.1.

     On February 13, 2002 the registrant announced operational results for 2001, which is attached to this Form 8-K as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit   Description
     -------   -----------

      99.1 Forest Oil Corporation press release dated February 13, 2002 entitled "Forest Oil Announces 2001 Financial Results"

      99.2 Forest Oil Corporation press release dated February 13, 2002, entitled "Forest Oil Announces 2001 Operational Results"


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOREST OIL CORPORATION
                                             (Registrant)



Dated: February 14, 2002                By /s/ Joan C. Sonnen
                                           ----------------------------
                                           Joan C. Sonnen
                                           Vice President - Controller
                                           and Chief Accounting Officer

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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit   Description
-------   -----------
 99.1     Forest Oil Corporation press release dated February 13, 2002, entitled
          "Forest Oil Announces 2001 Financial Results"

 99.2     Forest Oil Corporation press release dated February 13, 2002, entitled
          "Forest Oil Announces 2001 Operational Results"
